Exhibit 10.24
INNUITY, INC.
STOCK PURCHASE AGREEMENT
     This Stock Purchase Agreement (this “Agreement”) is dated as of December 29, 2006, by and between Innuity, Inc., a Utah corporation (the “Company”), and John and Maryanne Dennis Foundation, a ________ (the “Purchaser”).
     WHEREAS, in exchange for the Note dated December 20, 2005 in the name of John and Maryanne Dennis Foundation for the principal amount of $11,112.97 and accrued interest on the note in the amount of $1,722.92 for a total of $12,835.89, the Company agrees to issue to the Purchaser (i) 25,672 shares of its common stock, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(2) of the Securities Act of 1933, as amended (the “Securities Act”) and the rules and regulations promulgated thereunder, including Regulation D and/or upon such other exemption from the registration requirements of the Securities Act as may be available with respect the investment to be made hereunder, set forth opposite the Purchaser’s name on the signature page hereto and as more fully described in this Agreement.
     NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and the Purchaser hereby agree as follows:
1. Purchase and Sale of Common Stock. Upon the terms and subject to the conditions set forth herein, the Company shall issue, and the Purchaser shall purchase, 25,672 shares of the Company’s common stock (the “Stock”). The Stock shall be issued in consideration of the Purchaser’s cancellation of the note and accrued interest as set forth above. The closing of the transactions contemplated by this Agreement shall occur immediately upon execution of this Agreement and issuance of the Stock.
2. Registration Rights.
     2.1 The Company shall prepare and file with the Securities and Exchange Commission (the “Commission”) a registration statement (the “Registration Statement”) covering the resale of the Stock (the “Registrable Securities”) as would permit or facilitate the resale and distribution of all the Registrable Securities in the manner reasonably requested by the holders of Registrable Securities (the “Holders”). The Registration Statement shall be on Form SB-2 (except if the Company is not then eligible to register for resale the Registrable Securities on Form SB-2, in which case such registration shall be on another appropriate form in accordance herewith). Subject to the terms of this Agreement, the Company shall use its commercially reasonable efforts to cause a Registration Statement to be declared effective under the Securities Act as promptly as possible after the filing thereof, and shall use its commercially reasonable to keep such Registration Statement continuously effective under the Securities Act until the earliest of: (x) the date when all Registrable Securities covered by such Registration Statement have been sold; (y) the date on which the Registrable Securities may be sold without any restriction pursuant to Rule 144, as determined by the counsel to the Company, or (z) the first (1st) anniversary of the date hereof.

     2.2 Each Holder agrees to furnish to the Company a completed Questionnaire in the form reasonably acceptable to the Company not less than two (2) trading days prior to the filing date of the Registration Statement.
     2.3 If the Company determines, in its sole discretion, for any reason including its assessment of any adverse consequences to the Company and its shareholders of the premature disclosure of material information, that the Registration Statement, or any prospectus related thereto, will contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, the Company shall notify the Holders to suspend the use of any prospectus until the requisite changes to such prospectus have been made. The Company will use its commercially reasonable efforts to ensure that the use of the prospectus may be resumed as promptly as is practicable. The Company shall be entitled to exercise its right under this Section 2.3 to suspend the availability of a Registration Statement and prospectus for a period not to exceed one hundred twenty (120) days (which need not be consecutive days) in any twelve (12) month period.
     2.4 Each Holder agrees by its acquisition of such Registrable Securities that, upon receipt of a notice from the Company described in Section 2.3, such Holder will forthwith discontinue disposition of such Registrable Securities under the Registration Statement until such Holder’s receipt of the copies of the supplemented prospectus and/or amended Registration Statement or until it is advised in writing by the Company that the use of the applicable prospectus may be resumed, and, in either case, has received copies of any additional or supplemental filings that are incorporated or deemed to be incorporated by reference in such prospectus or Registration Statement.
     2.5 The registration rights contained in this Section 2 shall supersede all prior or contemporaneous oral or written agreements concerning registration rights with respect to the parties.
3. Representations and Warranties of the Purchaser. The Purchaser hereby represents and warrants as of the date hereof to the Company as follows:
     3.1 The Purchaser understands that the shares of Stock constitutes “restricted securities” and have not been registered under the Securities Act or any applicable state securities law and is acquiring the Stock as principal for its own account and not with a view to or for distributing or reselling such Stock or any part thereof in violation of the Securities Act or any applicable state securities law, has no present intention of distributing any of such Stock in violation of the Securities Act or any applicable state securities law and has no arrangement or understanding with any other persons regarding the distribution of such Stock (this representation and warranty not limiting the Purchaser’s right to sell the Stock pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws) in violation of the Securities Act or any applicable state securities law. The Purchaser does not have any agreement or understanding, directly or indirectly, with any person to distribute any of the Stock.

     3.2 At the time the Purchaser was offered the Stock, it was, and at the date hereof it is, either: (i) an “accredited investor” as defined in Rule 501(a)(1), (a)(2), (a)(3), (a)(7) or (a)(8) under the Securities Act, or (ii) a “qualified institutional buyer” as defined in Rule 144A(a) under the Securities Act. The Purchaser is not required to be registered as a broker-dealer under Section 15 of the Exchange Act.
     3.3 The Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Stock, and has so evaluated the merits and risks of such investment. The Purchaser is able to bear the economic risk of an investment in the Stock and, at the present time, is able to afford a complete loss of such investment.
     3.4 The Purchaser acknowledges that the Stock was not offered to the Purchaser by means of any form of general or public solicitation or general advertising, or publicly disseminated advertisements or sales literature, including (i) any advertisement, article, notice or other communication published in any newspaper, magazine, or similar media, or broadcast over television or radio, or (ii) any seminar or meeting to which the Purchaser was invited by any of the foregoing means of communication, or any other general solicitation or general advertisement.
     3.5 The Purchaser understands that the Stock must be held indefinitely unless the Stock is registered under the Securities Act or an exemption from registration is available. The Purchaser acknowledges that it is familiar with Rule 144 of the rules and regulations of the Commission, as amended, promulgated pursuant to the Securities Act (“Rule 144”), and that the Purchaser has been advised that Rule 144 permits resales only under certain circumstances. The Purchaser understands that to the extent that Rule 144 is not available, the Purchaser will be unable to sell any Stock without either registration under the Securities Act or the existence of another exemption from such registration requirement.
4. Other Agreements.
     4.1 Transfer Restrictions.
     (a) The Stock may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Stock other than pursuant to an effective registration statement or Rule 144, to the Company or to an affiliate of a Purchaser, the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement.
     (b) The Purchaser agrees to the imprinting, so long as the Company determines it is required, of a legend on any of the Stock in substantially the following form:

THESE SECURITIES HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS AS EVIDENCED BY A LEGAL OPINION OF COUNSEL TO THE TRANSFEROR TO SUCH EFFECT, THE SUBSTANCE OF WHICH SHALL BE ACCEPTABLE TO THE COMPANY.
       (c) The Purchaser will offer and sell any and all Stock pursuant to all applicable federal and state securities laws, including pursuant to either the registration requirements of the Securities Act, including any applicable prospectus delivery requirements, or an exemption therefrom.
     4.2 Short Sales. The Purchaser understands and acknowledges that the Commission currently takes the position that coverage of short sales of shares of the common stock “against the box” prior to the effective date of the Registration Statement with the Stock is a violation of Section 5 of the Securities Act, as set forth in Item 65, Section 5 under Section A, of the Manual of Publicly Available Telephone Interpretations, dated July 1997, compiled by the Office of Chief Counsel, Division of Corporation Finance.
5. Miscellaneous.
     5.1 Fees and Expenses. Each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all transfer agent fees, stamp taxes and other taxes and duties levied in connection with the delivery of any securities.
     5.2 Entire Agreement. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into this document.
     5.3 Amendments; Waivers. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchaser; provided, however, that in the event the Company shall deliver written notice to a Purchaser with respect to a requested waiver or amendment, the Purchaser shall be deemed to have consented and agreed to such amendment or waiver if the Purchaser does not provide written notice to the Company indicating the Purchaser’s non-consent within ten (10) days of delivery by the Company of such written notice. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right.
     5.4 Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof. The language used in this Agreement will be deemed to be the language chosen by the parties to express their mutual intent, and no rules of strict construction will be applied against any party.
     5.5 Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns.
     5.6 No Third-Party Beneficiaries. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.
     5.7 Governing Law. All questions concerning the construction, validity, enforcement and interpretation of this Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of Delaware, without regard to the principles of conflicts of law thereof. If either party shall commence an action or proceeding to enforce any provisions of the Agreement, then the prevailing party in such action or proceeding shall be reimbursed by the other party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such action or proceeding.
     5.8 Survival. The representations, warranties and covenants contained herein shall survive the Closing and the delivery of the Stock.
     5.9 Execution. This Agreement may be executed in one or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile signature page were an original thereof.
     5.10 Severability. If any provision of this Agreement is held to be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affected or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision that is a reasonable substitute therefor, and upon so agreeing, shall incorporate such substitute provision in this Agreement.
     5.11 Replacement of Securities. If any certificate or instrument evidencing any Stock is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof, or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction and customary and reasonable indemnity, if requested. The applicants for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs associated with the issuance of such replacement Stock.

     5.12 Construction. The parties agree that each of them and/or their respective counsel has reviewed and had an opportunity to revise the Agreement and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Agreement or any amendments hereto.

     IN WITNESS WHEREOF, the parties hereto have caused this Stock Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

INNUITY, INC.			Address for Notice:

By:	/s/ ROBERT K. BENCH		8644 154th Avenue NE

	Name:	Robert K. Bench	Redmond, Washington 98052

	Title:	CFO	(425) 497 9909

Fax: (425) 278 1209
With a copy to (which shall not constitute notice):
DLA Piper US LLP
701 Fifth Avenue, Suite 7000
Seattle, Washington 98104
Attn: Michael Hutchings
(206) 839-4800
Fax: (206) 839-4801
[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGE TO INNUITY, INC.
STOCK PURCHASE AGREEMENT]
     IN WITNESS WHEREOF, the undersigned has caused this Stock Purchase Agreement to be duly executed by its respective authorized signatory as of the date first indicated above.
Name of Purchaser: John and Maryanne Dennis Foundation
Signature of Authorized Signatory of Purchaser: /s/ JOHN R. DENNIS
Name of Authorized Signatory: John R. Dennis
Title of Authorized Signatory: President
Email Address of Purchaser:
Fax Number of Purchaser:
Address for Notice of Purchaser:
Address for Delivery of Stock for Purchaser (if not same as above):